UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2005

Axeda Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26287	23-2763854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Oxford Road, Mansfield, Massachusetts	02048
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (508) 337-9200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2004, Axeda Systems Inc. entered into definitive agreements with Laurus Master Fund, Ltd., or Laurus, pursuant to which we issued to Laurus a secured convertible term note, or the Note, in the principal amount of $4,500,000 convertible into shares of our common stock at a conversion price of $0.48 per share. On May 4, 2005, we amended the Note and several of the agreements related to the Note for the primary purpose of amending some of the due dates for the repayment of principal. In exchange for these amendments, we issued to Laurus a warrant to purchase 750,000 shares of our common stock at an exercise price of $0.37 per share. The warrant is exercisable for a term of five years. The foregoing description of the amendments to the agreements with Laurus are only a summary and are qualified in their entirety by reference to the documents filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, which exhibits are hereby incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On May 2, 2005, we held a conference call to address, among other things, our financial results for the first quarter ended March 31, 2005 and an update regarding our listing status with Nasdaq. We also issued a press release regarding these matters on May 2, 2005. A copy of the press release was filed as Exhibit 99.1 to our Current Report on Form 8-K filed on May 2, 2005. A copy of the transcript of the conference call is included in this report as Exhibit 99.1 and incorporated herein by reference. The information in this Item 2.02 on this Form 8-K and the attached Exhibit 99.1 are furnished to, but not filed with, the Securities and Exchange Commission. The press release and the conference call transcript contain forward-looking statements and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 3.02 Unregistered Sales of Equity Securities.

On May 4, 2005, we issued the warrant described under Item 1.01 above to Laurus, which description is hereby incorporated by reference. We issued the warrant in reliance on Section 4(2) of the Securities Act of 1933, as amended, and Regulation D thereunder as a transaction not involving any public offering. No advertising or general solicitation was employed in offering the warrant, the offering and sale were made to one entity and we restricted transfer of the warrant in accordance with the requirements of the Securities Act. The recipient of the warrant represented its intention to acquire the warrant for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the instruments issued in such transaction.

Item 9.01 Financial Statements and Exhibits.

c.	Exhibits

Exhibit	Description
4.1	Agreement, dated as of May 4, 2005, by and between Axeda Systems Inc. and Laurus Master Fund, Ltd.

4.2	Common Stock Purchase Warrant, dated as of May 4, 2005, issued by Axeda Systems Inc. to Laurus Master Fund, Ltd.

99.1	Transcript of the 2005 first quarter earnings conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AXEDA SYSTEMS INC.
(Registrant)

Date: May 6, 2005	By:	/s/ Karen F. Kupferberg
Karen F. Kupferberg
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
4.1	Agreement, dated as of May 4, 2005, by and between Axeda Systems Inc. and Laurus Master Fund, Ltd.

4.2	Common Stock Purchase Warrant, dated as of May 4, 2005, issued by Axeda Systems Inc. to Laurus Master Fund, Ltd.

99.1	Transcript of the 2005 first quarter earnings conference call.

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